NorthWestern Energy Annual Meeting April 23, 2015 Big Stone Power Plant

2 Company Information & Forward Looking Statements Forward Looking Statements During the course of this presentation, there will be forward-looking statements within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements often address our expected future business and financial performance, and often contain words such as “expects,” “anticipates,” “intends,” “plans,” “believes,” “seeks,” or “will.” The information in this presentation is based upon our current expectations as of the date hereof unless otherwise noted. Our actual future business and financial performance may differ materially and adversely from our expectations expressed in any forward-looking statements. We undertake no obligation to revise or publicly update our forward-looking statements or this presentation for any reason. Although our expectations and beliefs are based on reasonable assumptions, actual results may differ materially. The factors that may affect our results are listed in certain of our press releases and disclosed in the Company’s Form 10-K and 10-Q along with other public filings with the SEC. Company Information NorthWestern Corporation dba: NorthWestern Energy www.northwesternenergy.com Corporate Support Office 3010 West 69th Street Sioux Falls, SD 57106 Montana Operational Support Office 40 East Broadway Butte, MT 59701 SD/NE Operational Support Office 600 Market Street West Huron, SD 57350 Director of Investor Relations Travis Meyer 605-978-2945 travis.meyer@northwestern.com

About NorthWestern 3 Montana Operations Electric 353,600 customers 24,300 miles – transmission & distribution lines 895 MW of baseload power generation 105 MW of regulating services generation Natural Gas 189,000 customers 7,200 miles of transmission and distribution pipeline 18 Bcf of gas storage capacity Owns 70 Bcf of proven natural gas reserves South Dakota Operations Electric 62,500 customers 3,500 miles – transmission & distribution lines 360 MW of power generation Natural Gas 45,500 customers 1,655 miles of transmission and distribution pipeline Nebraska Operations Natural Gas 42,000 customers 750 miles of distribution pipeline All data as of 12/31/2014

NWE: An Investment for the Long Term 4 • 100% Regulated electric & natural gas utility business • 100 year history of competitive customer rates, system reliability and customer satisfaction • Solid economic indicators in service territory • Constructive regulatory relationship • Customer service satisfaction scores above the JD Power survey average • Residential electric and natural gas rates below the national average • Solid system reliability (EEI 2nd quartile) • Low leaks per 100 miles of pipe (AGA 1st quartile) • Recognized by Cogent Reports as top trusted utility brand in the Northwest region • Consistent track record of earnings and dividend growth • Strong cash flows aided by net operating loss carry-forwards • Strong balance sheet and solid investment grade credit ratings • Recent hydro transaction increases rate base & provide energy supply stability • Disciplined maintenance capital investment program • Reintegrating energy supply portfolio (electric and natural gas) • Distribution System Infrastructure Project (DSIP) • Transmission System Infrastructure Project (TSIP) & other transmission opportunities within our service territory Pure Electric & Gas Utility Solid Utility Foundation Strong Earnings & Cash Flows Attractive Future Growth Prospects Best Practices Corporate Governance (NYSE Ethics) (Say on Pay)

Cogent Reports NorthWestern Energy was among 53 companies nationwide to earn the honor bestowed by Cogent Reports at Market Strategies International, which surveyed utility customers to develop brand-trust scores. NorthWestern earned the top regional score for combined electric and natural gas utility. NYSE Ethics In 2013, NorthWestern Energy earned an "A" from the New York Stock Exchange's Corpedia, for its Code of Conduct and Ethics, putting it in the top 2 percent of all energy and utility companies reviewed. Corporate Governance Award Winner In 2014, NorthWestern Corporation’s proxy statement was named “Best Proxy Statement (small cap)” by Corporate Secretary – Governance, Risk & Compliance organization. NorthWestern was recognized as a finalist in this category in both 2012 and 2013. Forbes America's Most Trustworthy Companies For the years 2010, 2012 and 2013, NorthWestern Corporation was recognized by Forbes as one of "America's Most Trustworthy Companies," which identifies the most transparent and trustworthy businesses that trade on the American exchanges. In the past, Forbes turned to Audit Integrity who recently merged with Corporate Library and Governance Metrics International to form GMI Ratings (GMI). GMI's quantitative and qualitative data analysis looks beyond the raw data on companies' income statement and balance sheets to assess the true quality of corporate accounting and management practices. Each year Forbes recognizes 100 companies out of over 8,000 for this foremost honor. NWE was one of only three utilities to be distinguished with this honor, by Forbes, in 2013. New York Stock Exchange Century Index Created in 2012 to recognize companies that have thrived for over a century while demonstrating the ability to innovate, transform and grow through the decades of economic and social progress. Strong Corporate Governance 5

Strong Corporate Governance 6

Experienced & Engaged Board of Directors 7 Members of the Board of Directors tour the Madison Dam power house in Ennis, Montana. From the left are Dana J. Dykhouse, Dorothy M. Bradley, Philip L. Maslowe, E. Linn Draper Jr., Julia L. Johnson, Robert C. Rowe, Denton Louis Peoples, and Stephan P. Adik. In 2014, NorthWestern Energy mourned the passing of our esteemed colleague, fellow Director and friend, Philip L. Maslowe.

Strong Executive Team 8 NorthWestern Energy’s executive officers at the Madison Dam in Ennis, Montana

2015 Earnings Guidance 9 Our 2015 guidance range of $3.10-$3.30 based upon, but not limited to, the following major assumptions and expectations: • Normal weather in our electric and natural gas service territories; • Successful integration and a full year earnings contribution from the recently acquired hydro assets; • Excludes any potential additional impact as a result of the FERC decision regarding revenue allocation at our Dave Gates Generating Station; • A consolidated effective income tax rate of approximately 15% to 19% of pre-tax income; and • Diluted average shares outstanding of approximately 47.3 million. See “Non-GAAP Financial Measures” slide in appendix for “Non-GAAP Adjusted EPS”. $2.02 $2.14 $2.53 $2.66 $2.46 $2.99 $- $1.50 $1.75 $2.00 $2.25 $2.50 $2.75 $3.00 $3.25 $3.50 2009 2010 2011 2012 2013 2014 2015E GAAP Diluted EPS Initial Guidance Range Non-GAAP "Adjusted" EPS Diluted Earnings Per Share $3.10 - $3.30

Track Record of Delivering Results 10 Notes: - ROE in 2010, 2011, 2012 , 2013 & 2014, on a Non-GAAP Adjusted basis, would be 9.2%, 10.5%, 9.8%, 9.6% & 9.4% respectively. - 2015 ROAE and 2015 Dividend payout ratio estimate based on midpoint of guidance range of $3.10-$3.30. - Details regarding Non-GAAP Adjusted EPS can be found in the “Adjusted EPS Schedule” page of the appendix Return on Equity within 9.5% - 11.0% band over the last 5 years. Annual dividend increases since emergence in 2004. 5 Year (2010-2014) Avg. Return on Equity: 10.3% 5 Year (2010-2014) CAGR Dividend Growth: 4.1% Current Dividend Yield Approximately 3.6%

Total Shareholder Return 11 * Peer Group: ALE, AVA, BKH, CNL, EDE, EE, GXP, IDA, MGEE, PNM, POR, UIL, VVC, WR

Strong Utility Foundation 12 Electric source: Edison Electric Institute Typical Bills and Average Rates Report, 1/1/14 Natural gas source: US Dept of Energy Monthly residential supply and delivery rates as of 1/1/14  Customer service satisfaction scores in line or better than survey average (JD Powers)  Residential electric and natural gas rates below national average  Solid electric system reliability and low gas leaks per mile Customer Average Interruption Duration Index (CAIDI) NWE versus EEI System Reliability Quartiles CAIDI Reliability Indices with Major Events Excluded. 2014 EEI data not yet available.

While maintenance capex and total dividend payments have continued to grow since 2010 (8.2% and 7.3% CAGR respectively), Cash Flow from Operations has continued to outpace maintenance capex and averaged approximately $42 million of positive Free Cash Flow per year. Even with the additional income generated from hydro assets, we anticipate flow- through tax benefits to continue to keep our book effective tax rate at or below approximately 20% through 2017. Additionally, we expect NOLs to be available into 2017 to reduce cash taxes. Strong Cash Flows 13 (2) CFO was significantly less in 2013 vs 2012 primarily due to the following: A) decrease in collection of receivables from customers of approximately $34.2 million which includes approximately $20 million associated with billing delays as a result of a new customer information system implemented in September 2013, B) $16.9 million from under collection of supply cost in our trackers, and C) higher interest payments of approximately $6.5 million. See “Non-GAAP Financial Measure” slide in appendix for Free Cash Flows reconciliation. Components of Free Cash Flow This expected tax rate and the expected availability of NOLs are subject to significant business, economic, regulatory and competitive uncertainties and contingencies, many of which are beyond the control of the Company and its management, and are based upon assumptions with respect to future decisions, which are subject to change. Actual results will vary and those variations may be material. For discussion of some of the important factors that could cause these variations, please consult the “Risk Factors” section of the preliminary prospectus. Nothing in this presentation should be regarded as a representation by any person that these objectives will be achieved and the Company undertakes no duty to update its objectives. (3) (3) (2) (1)

Investment for Our Customers’ Benefit Over the past 6 years we have been reintegrating our Montana energy supply portfolio and making additional investments across our entire service territory to enhance system safety, reliability and capacity. 2014 includes hydro assets in rate base but only 1.5 months of operations. We have made these enhancements with minimal impact to customers’ bills, lower than the U.S. averages bills, while delivering solid earnings growth for our investors. 2008-2014 CAGRs Estimated Rate Base: 17.8% GAAP Diluted EPS: 9.0% NWE typical electric bill: 0.6% NWE typical natural gas bill: (5.1%) US average electric bill: 2.2% US average natural gas bill: (3.9%) 14 See “Non-GAAP Financial Measures” slide in appendix for “Non-GAAP Adjusted EPS” reconciliation.

Credit Ratings 15 In January and November 2014, NorthWestern’s secured and unsecured credit rating was upgraded by Moody’s and Fitch, respectively. Moodys: A1 Fitch: A S&P: A-

Balance Sheet Strength and Liquidity 16 Annual ratio is average of each quarter end debt/cap ratio Excludes Basin Creek capital leases Goal: 50% - 55% Senior Secured Rating Senior Unsecured Rating Commercial Paper Outlook Fitch A A- F2 Stable Moody's A1 A3 Prime-2 Stable S&P A- BBB A-2 Stable A security rating is not a recommendation to buy, sell or hold securities. Such ratings may be subject to revision or withdrawal at any time by the credit rating agency and each rating should be evaluated independently of any other rating. Credit Ratings

Solid Economic Indicators 17 • Unemployment rates in all three of our states are meaningfully below National Average. • Customer growth rates historically exceed National Average by a good margin. Source: NorthWestern 2008-2014 Forms 10-K and Unemployment Rate: US Department of Labor via SNL Database 2/12/15 Electric: EEI Statistical Yearbook (published December 2014, table 7.2) Natural Gas: EIA.gov (Data table "Number of Natural Gas Consumers")

Montana Hydro Acquisition - Update 18 • On September 26, 2014, after a yearlong process, the Montana Public Service Commission issued a final order approving our application to purchase eleven hydroelectric generating facilities (633 MW) from PPL Montana, subject to certain conditions, including the following: – Inclusion of $870 million of the $900 million purchase price for the hydro assets in our Montana jurisdictional rate base with a 50-year life; – Return on equity of 9.8%, a cost of debt of 4.25% and a capital structure of 52% debt and 48% equity, resulting in an associated first year annual retail revenue requirement of approximately $117 million; – Authorized issuance in aggregate of $900 million of securities necessary to complete the purchase, with the debt portion of the financing to have a term of 30 years and not to exceed 4.25%; – A final compliance filing in December 2015 to reflect post-closing adjustments, the conveyance of the Kerr project (with no financial risk to customers) and the actual property tax expense for the hydroelectric facilities; and – Tracking of revenue credits on a portfolio basis through our electricity supply costs tracker. • Equity and debt financing completed. – $400M of Equity – 7.767M shares issued at $51.50 per share – $450M of 30 year First Mortgage Bonds with a 4.176% coupon • 4.353% estimated all-in cost of debt including up-front costs and hedge amortization • 4.250% cost of debt recoverable in hydro approval provided by the Montana PSC • Transaction closed on November 18, 2014. Cochrane Dam

The Hydro Facilities 19 (1) Hebgen facility (0 MW net capacity) excluded from figures. All facilities are “run-of-river” dams except for Kerr and Mystic, which are “storage generation”. (2) As of June 2013. (3) The Confederated Salish and Kootenai Tribes have an option to purchase the Kerr facility from September 2015 thru 2025. Overview of Hydro Facilities(1) Black Eagle The transaction included 11 hydroelectric facilities and one storage reservoir. The geographically diversified facilities are located in two different river basins, on five different river systems and on both sides of the continental divide. The units have a long operating history, have been well maintained, and stand ready to offer many more decades of zero-emission energy to our Montana customers. Plant Net Capacity (MW) COD River Source FERC License Expiration 5-Yr Avg. Capacity Factor(2) Black Eagle 21 1927 Missouri 2040 73.6% Cochrane 69 1958 Missouri 2040 49.1% Hauser 19 1911 Missouri 2040 79.3% Holter 48 1918 Missouri 2040 72.4% Kerr(3) 194 1938 Flathead 2035 64.5% Madison 8 1906 Madison 2040 89.2% Morony 48 1930 Missouri 2040 63.8% Mystic 12 1925 West Rosebud Creek 2050 48.2% Rainbow 60 1910 / 2013 Missouri 2040 77.5% Ryan 60 1915 Missouri 2040 79.8% Thompson Falls 94 1915 Clark Fork 2025 60.1% Total 633 66.1% Total Post Kerr Conveyance 439 66.9%

Meeting Montana Customer Demands 20 We expect to be able to provide nearly all the power during the light load periods with some flexibility to use market purchases or other resources to meet demand during heavy load periods. The addition of the hydro generation assets into our Montana electric portfolio aligns well with forecasted customer demand. Conveyance of Kerr Dam to Confederated Salish and Kootenai Tribes Conveyance of Kerr Dam to Confederated Salish and Kootenai Tribes

21 Hydro – Owned and Contracted Resources MONTANA Yellowstone River ll t i r Yellowstone River ll t i r ll t i r Ye lowstone River l t i r Ye lowstone River ll t i r Yellowstone ll t Yellowstone ll t ll t Ye lowstone l t Ye lowstone ll t River i r River i r i r River i r River i r Missouri River i ri i r Missouri River i ri i r i ri i r Missouri River i ri i r Missouri River i ri i r Missouri River i ri i r Missouri River i ri i r i ri i r Missouri River i ri i r Missouri River i ri i r Madison River i i r Madison River i i r i i r Madison River i i r Madison River i i r Clark Fork l r r Clark Fork l r r l r r Clark Fork l r r Clark Fork l r r River i r River i r i r River i r River i r Fort Peck Lake rt Fort Peck Lake rt rt Fort Peck Lake rt Fort Peck Lake rt Flathead Lake l t Flathead Lake l t l t Flathead Lake l t Flathead Lake l t Billings illi Billings illi illi Bi lings i li Bi lings illi Colstrip l tri Colstrip l tri l tri Colstrip l tri Colstrip Glendive l i Glendive l i l i Glendive l i Glendive l i Helena l elena l l elena l elena l Great Falls r t ll Great Falls r t ll r t ll Great Fa ls r t l Great Fa ls r t ll Missoula i l Missoula i l i l Missoula i l Missoula i l Mystic ti ystic i i ystic ti ystic i Hebgen Hauser auser auser auser Black Eagle Holter Rainbow i ainbo i i ainbo i ainbo i Morony orony orony orony Cochrane ochrane ochrane ochrane Ryan yan yan yan Thompson Tho pson Tho pson Tho pson Falls ll Falls ll ll Fa ls l Fa ls ll Butte tt Butte tt tt Bu te t Bu te tt Kerr err err err Madison i adison i i adison i adison i Colstrip Spion Kop Dave Gates NWE Hydro Facilities NWE Coal Facilities NWE Wind Facilities NWE Gas Facilities Assets are a great fit within our service territory to serve our customers needs. 1.) The confederated Salish and Kootenai Tribes have an option to purchase Kerr Dam beginning September 2015. Owned and contracted hydro and wind now represents over 50% of our generation portfolio in Montana. Montana Annual Production (Excludes Kerr Dam1) NorthWestern Owned Facilities1

Big Stone and Neal Air Quality Projects 22 Big Stone Power Plant Neal Power Plant Big Stone Neal Location Northeast South Dakota Northwest Iowa Ownership 23.4% of 475 MW coal plant 8.7% of 644 MW coal plant Project Subject to Best Available Retrofit Technology (BART) requirements of the Regional Haze Rule and are installing an Air Quality Control System (AQCS) to reduce SO2, NOx and particulates Subject to comply with national ambient air quality standards and Mercury & Air Toxics Standards (MATS) and are installing a scrubber, a baghouse, activated carbon and a selective non-catalytic reduction system Capital Outlay Capitalized approximately $72M through 12/31/14. Estimated total share of project is expected to be $95M-$105M including AFUDC and overheads Capitalized approximately $23M through 12/31/14, which is our total share of this project including AFUDC and overheads Timeline Project is on time and expected to be operational during the second half of 2015 Project was substantially completed in 2013, ahead of schedule, and is currently in service

South Dakota Rate Filing 23 34 Years of Declining ‘Real’ Rates Docket EL14-106 The requested $26.5 million revenue increase is primarily due to investments made to meet federal environmental mandates and to maintain our high-level of system reliability in South Dakota. We anticipate implementing interim rates mid 2015. Three major projects alone account for 96% of the requested $26.5M increase. Big Stone/Neal……..$15.2M Aberdeen Peaker……$7.4M Yankton Substation…$2.8M All other……………...$1.1M Total $26.5M

Owned Owned Target Total Annual Need Natural Gas Reserves Opportunity 24 As we continue to add to our natural gas reserves portfolio, we anticipate a reduction in supply cost volatility for our customers. First ~6 Bcf annual production acquired for ~$100M Remaining 6-7 Bcf annual production needed to meet target. Estimated cost of up to $100M We continue to pursue opportunities to secure low cost gas reserves for our customers. • Three acquisitions totaling approximately $100 million since September 2010: • 84.6 Bcf of natural gas reserves and associated gathering systems along with 82 miles of transmission. • Provides approximately 6 Bcf of annual production. • Target to own 50% of our 25 Bcf total annual need • Retail customers (20 Bcf) • DGGS & Basin Creek generation facilities (5 Bcf)

Infrastructure Projects 25 • In Montana, our Distribution System Infrastructure Project (DSIP) and Transmission System Infrastructure Project (TSIP), both of which are currently in process, are to maintain a safe and reliable electric and natural gas distribution and transmission system. – The primary goals: – arrest and/or reverse the trend in aging infrastructure; – maintain/improve reliability and safety; – build capacity into the system; and – prepare our network for the adoption of new technologies. – Capital Investment – DSIP: approximately $348 million ($133 million already spent) of capital investment into the multiyear project through 2019. – TSIP: approximately $128 million projected through 2019

Capital Spending Forecast 26 Current estimated cumulative capital spending for 2015 through 2019 is $1.45 billion. We anticipate funding the capital projects with a combination of cash flows (aided by NOLs) and long-term debt. If other opportunities arise that are not in the above projections (natural gas reserves, peaking generation, acquisitions, etc.), new equity funding may be necessary. *

DGGS Update – Still waiting on FERC 27 See slide 43 in appendix for additional background information

Significant Achievements 28 • 2014 was a record best year for both safety and customer satisfaction • Fewest lost time incidents and OSHA recordable events of any year on record • All-time high customer satisfaction scores from JD Powers • Successfully closed, integrated and operating Montana hydro facilities • Provided a 20% increase to our dividend for shareholders in 2015 • Cost effectively brought two separate legacy customer information systems onto a new combined platform. • 2014 Corporate Governance award winner for Best Proxy Statement • Top Trusted Utility Brand by Cogent Reports Thompson Falls

Conclusion 29 Pure Electric and Gas Utility Solid Utility Foundation Strong Earnings and Cash Flows Attractive Future Growth Prospects Best Practices Corporate Governance Hydro Transaction Announced 9/26/2013 Transaction Closed 11/18/2014 Thompson Falls Hauser Rainbow Ryan Morony Kerr Madison Holter Cochrane Mystic Black Eagle Hebgen Lake

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NorthWestern Energy Profile 31 Financial and Company Statistics See “Non-GAAP Financial Measure” slide in appendix for Net Debt and EBITDA reconciliation (1) The FERC regulated portion of Montana electric transmission and DGGS are included as revenue credits to our MPSC jurisdiction customers. Therefore we do not separately reflect FERC authorized rate base or authorized returns. (2) For those items marked as "n/a," the respective settlement and/or order was not specific as to these terms. (3) South Dakota estimated rate base does not reflect requested adjustments included in the electric rate case filed in December 2014 for assets that are expected to be placed in service during 2015.

Non-GAAP Financial Measures 32 The data presented above includes financial information prepared in accordance with GAAP, as well as another financial measure, Gross Margin, Free Cash Flows, Net Debt and EBITDA, but is considered a “Non-GAAP financial measure.” Generally, a Non-GAAP financial measure is a numerical measure of a company’s financial performance, financial position or cash flows that exclude (or include) amounts that are included in (or excluded from) the most directly comparable measure calculated and presented in accordance with GAAP. Gross Margin (Revenues less Cost of Sales), Free Cash Flows (Cash flows from operations less maintenance capex and dividends), Net Debt (Total debt less capital leases) and EBITDA (Earnings Before Interest, Taxes, Depreciation and Amortization) are Non-GAAP financial measure due to the exclusion of depreciation from the measure. The presentation of Gross Margin, Free Cash Flows, Net Debt and EBITDA is intended to supplement investors’ understanding of our operating performance. Gross Margin is used by us to determine whether we are collecting the appropriate amount of energy costs from customers to allow recovery of operating costs. Net Debt is used by our company to determine whether we are properly levered to our Total Capitalization (Net Debt plus Equity). Our Gross Margin, Free Cash Flows, Net Debt and EBITDA measures may not be comparable to other companies’ Gross Margin, Free Cash Flows, Net Debt and EBITDA measures. Furthermore, these measures are not intended to replace operating income as determined in accordance with GAAP as an indicator of operating performance.